Second Quarter 2023 Earnings Supplemental Presentation

2 IMPORTANT INFORMATION Cautionary Statement Regarding Forward-Looking Statements This presentation (this “Presentation”) contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the financial position, business strategy, and the plans and objectives of management for future operations of MarketWise, Inc. (the “Company,” “we,” “us,” or “our”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward looking statements in this Presentation, including, but not limited to: our ability to attract new subscribers and to persuade existing subscribers to renew their subscription agreements with us and to purchase additional products and services from us; our ability to attract new subscribers and to persuade existing subscribers to renew their subscription agreements with us and to purchase additional products and services from us; our ability to adequately market our products and services, and to develop additional products and product offerings; our ability to manage our growth effectively, including through acquisitions; failure to maintain and protect our reputation for trustworthiness and independence; our ability to attract, develop, and retain capable management, editors, and other key personnel; our ability to grow market share in our existing markets or any new markets we may enter; adverse or weakened conditions in the financial sector, global financial markets, and global economy; current macroeconomic events, including heightened inflation, rise in interest rates and the potential for an economic recession; failure to comply with laws and regulations or other regulatory action or investigations, including the Advisers Act; our ability to respond to and adapt to changes in technology and consumer behavior; failure to successfully identify and integrate acquisitions, or dispose of assets and businesses; our public securities’ potential liquidity and trading; the impact of the regulatory environment and complexities with compliance related to such environment; our future capital needs; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate existing material weaknesses in our internal control over financial reporting; and other factors beyond our control. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other documents filed by us from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Presentation may not occur and actual results could differ materially and adversely from those anticipated. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

3 IMPORTANT INFORMATION Cautionary Statement Regarding Forward-Looking Statements Non-GAAP Financial Measures This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted CFFO and Adjusted CFFO Margin and certain ratios and other metrics derived therefrom. The Company defines Adjusted CFFO as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation, plus or minus any non-recurring items. The Company defines Adjusted CFFO Margin as Adjusted Free Cash Flow divided by Billings (i.e., amounts invoiced to customers). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. In addition to our results determined in accordance with GAAP, the Company believes that the non-GAAP financial measures are useful in evaluating our ability to generate cash. We use the below non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. This non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information

MARKETWISE – SECOND QUARTER 2023 HIGHLIGHTS 4 • Market volatility and macroeconomic uncertainty continues to impact subscriber engagement and conversion metrics • Landing page visits were up approximately 10%, in 2Q23 compared to 1Q23 • For much of the quarter, engagement and conversions were slightly down to 1Q23. Mid-June saw uptick in conversion rate. In total, 2Q23 conversion rate was down 2 bps to 1Q23 • We continue to focus on maintaining profitability and margin: • 2022 overhead reductions remain intact • Direct marketing spend remained at lower levels through first half of 2Q23 and ticked slightly higher in June as engagement activity and conversions began to show signs of improvement • 2Q23 Billings of $96 million down $1 million, or 1%, to 1Q23 • Continue to explore additional cost saving and efficiency opportunities • Total expenses were down approximately $10 million, or 9.5%, as compared to 2Q22 • Launched 15 new publications in the quarter and retired 6 publications not reflective of current market trends • On August 3rd announced declaration of a quarterly dividend equal to $0.01 per share, payable to stockholders with an equivalent distribution to unitholders of record on September 5, 2023, and payable on October 26, 2023

MARKETWISE - SECOND QUARTER 2023 FINANCIAL OVERVIEW 5 3.9M (9%) YoY ARPU 750K (16%) YoY PAID SUBSCRIBERS $9.7M (71%) YoY NET INCOME CFFO $29.0M +8% YoY $490 (16%) YoY $103.6M (19%) YoY TOTAL NET REVENUE ACTIVE FREE SUBSCRIBERS $96.2M (18%) YoY BILLINGS ADJUSTED CFFO $29.0M +8% YoY

MARKETWISE – REVENUE & BILLINGS 6 • 2Q23 Revenues of $103.6 million, down $22.6 million, or 17.9%, from 1Q23 • 2Q23 Billings of $96.2 million, down $1.0 million, or 1.0%, as compared to prior quarter - Membership Billings made up 36% of total in 2Q23 as compared to 37% in 1Q23 • Continued impact of macroeconomic trends throughout late 2022 and into current year impacting subscriber engagement and subscriber purchase behavior - declines in conversion rates impacting billings and revenues

MARKETWISE – SUBSCRIBERS 7 • Active Free Subscribers measures currently targeted members of our free subscriber community – those who have been actively engaged in our communications and offerings over the past 90 days • Active Free Subscribers declined 116K, or 2.9%, from 1Q23 reflecting continued volatility in overall stock market sentiment and lower subscriber engagement • Paid Subscribers declined 27K, or 3.5%, from 1Q23 year due to a combination of lesser subscriber engagement and actions taken to reduce overall market spend in order to maintain margin and cash flow

MARKETWISE – ADJUSTED CFFO & MARGIN 8 • Adjusted CFFO of $29.0 million for 2Q23 as compared to $3.9 million for 1Q23 • $2.2 million, or 8%, higher than 2Q22 • June 2023 YTD Adjusted CFFO margin equal to 17% as compared to 11% for first half of 2022 23% 12% 18% 4% 30% 24% 27% 13%22% For a reconciliation of non-GAAP items pe see appendix, “Non-GAAP Reconciliation – 2Q23”

MARKETWISE – AVERAGE REVENUE PER USER 9 • ARPU declined to $490 in 2Q, down 0.8% from the prior quarter • Over the past year, Billings have declined faster than the decline in Paid Subscribers – further reducing ARPU • Subscribers have slowed the pace of additional purchases likely related to the impact of macro factors and stock market volatility

10 • Existing cohorts represent long-term subscribers providing a stable recurring revenue base • Our goal is to establish multi-year relationships with our subscribers • High-Value Membership subscribers continue to add to the recurring revenue stream MARKETWISE – REVENUE RETENTION

MARKETWISE – NET RENEWAL AND UPGRADE REVENUE 11 • Renewal Billings and Upgrades produce reliable and steady billings from current customer base • Approximately $37 million on average in net renewal and upgrade billings over past 5 quarters

MARKETWISE – MEMBERSHIP SUBSCRIBERS 12 • Membership subscribers make up the majority of our high- and ultra-high value subscribers • On average membership subscribers purchase approximately 5 additional subscriptions – including an additional membership subscription • Membership subscribers typically spend over $5,000 in additional purchases after their first membership subscription • Average tenure of a subscriber with a membership subscription is approximately 5 years

MARKETWISE – ACTIVE CUMULATIVE SPEND 13 • Active Cumulative spend at 2Q23 equal to $3,836 per paid subscriber, an increase of 5% from 1Q23 and 28% since 2Q22 • Majority of subscriber churn tends to be from introductory, low-cost subscriptions with a total value of less than $100

MARKETWISE – MARKET OBSERVATIONS 2Q23

- Markets continued to be impacted by the ongoing economic and market volatility
- Engagement, as measured by landing page visits, was up 10% sequentially between 1Q23 and 2Q23 but is still down 12% since 2Q22
- Schwab DAT's during 1Q23 increased 9% and were down 11% in 2Q23. The spike in DAT's occurred immediately following the mini-bank crisis. 2Q23 DATs in more normal range
- Total landing page-to-purchase conversion rate declined 2bps down from 1Q23. Our most loyal subscribers continue to buy additional products and increase their spend with us as our active subscriber cumulative spend is at an all-time high
- Paid subscriber counts decreased as low-level of new subscribers are outweighed by normal level of churn. Churn declined in 2Q23 vs 1Q23 and we expect it to remain in the normal range in the near future
- Marketing spend continues to be restrained as we prioritize profitability.

3Q23 Observations:

  - Market conditions improved in July and early August
  - Landing page visits appear to be trending slightly higher and, as a result, we have increased some marketing efforts
  - Overall conversion rates are trending favorably early in 3Q23

SEQUENTIAL CHANGE IN SCHWAB DAILY AVERAGE TRADES[1]


-28%
-8%
10%
8%
-5%
-11%
-2%
9%
-11%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

SEQUENTIAL CHANGE IN MKTW LANDING PAGE VISITS[2]


-31%
-34%
14%
-3%
3%
-16%
-7%
3%
10%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

1. Source: Schwab Investor Relations website
2. Note that MKTW metrics were restated to remove Lead Generation and Hot List Landing Page Visits to more accurately reflect activity with a direct call to purchase on click-through.

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Appendix

NON-GAAP RECONCILIATION – 2Q23 161.In 3Q21, represents a discretionary, one-time, lifetime-award non-employee bonus payment of $10M to the Company’s founder, who is a Class B stockholder. In 3Q22, represents costs associated with our warrant tender offer ($2.1M) and severance costs related to our cost reduction plan ($1.1M). In 4Q22, represents one-time separation payment to outgoing CEO ($7.8M). ($ in 000's) 2020 2021 2022 2Q22 2Q23 Net Cash Provided/(Used) by Operating Activities 55,875 63,632 48,374 26,794 28,978 Plus: Profits distributions to Class B unitholders included in stock-based compensation expense 78,398 123,449 - - - Plus: Non-Recurring Expenses 1 - 10,000 10,950 - - Adj. CFFO (Adjusted Cash Flow from Operations) 134,273 197,081 59,324 26,794 28,978 Billings 548,835 729,893 459,487 117,507 96,170 Adj. CFFO Margin 24.5% 27.0% 12.9% 22.8% 30.1%

INCOME STATEMENTS – 2Q23

($ in 000's)	2Q22	2Q23	% Variance
Total Revenue	**128,014**	**103,644**	**-19%**
Operating Expenses			
Cost of Revenue	16,229	14,635	-10%
Sales and Marketing	65,050	49,033	-25%
General and Administrative	20,364	27,629	36%
Research and Development	2,289	2,230	-3%
Depreciation and Amortization	613	994	62%
Related Party Expenses	97	204	110%
Total Operating Expenses	104,642	94,725	-9%
Income (Loss) from Operations	23,372	8,919	-62%
Other Income (Expense), net	11,923	238	-98%
Interest Income (Expense), net	(218)	1,013	N/M
Net Income (Loss) Before Income Taxes	**35,077**	**10,170**	**-71%**
Income Tax Expense/(Benefit)	1,040	427	-59%
Net Income (Loss)	**34,037**	**9,743**	**-71%**

	2Q22	2Q23
Total Revenue	**100%**	**100%**
Operating Expenses		
Cost of Revenue	13%	14%
Sales and Marketing	51%	47%
General and Administrative	16%	27%
Research and Development	2%	2%
Depreciation and Amortization	0%	1%
Related Party Expenses	0%	0%
Total Operating Expenses	82%	91%
Income (Loss) from Operations	18%	9%
Other Income (Expense), net	9%	0%
Interest Income (Expense), net	0%	1%
Net Income (Loss) Before Income Taxes	**27%**	**10%**
Income Tax Expense	1%	0%
Net Income (Loss)	**27%**	**9%**

($ in 000's)	2Q22	2Q23	% Variance
Stock-Based Compensation Expense[1]			
Vested Class B Units & Change in Fair Value of Class B Liability Awards	-	-	N/M
Profits distribution to Class B Unitholders included in stock-based compensation expense	-	-	N/M
Total Class B Stock-Based Compensation Expense	**-**	**-**	**N/M**
2021 Incentive Award Plan stock-based compensation expense	2,312	3,587	55%
Employee Stock Purchase Plan	137	91	-34%
Total Stock-Based Compensation Expense	**2,449**	**3,678**	**50%**
Stock-Based Compensation Line Item Summary[1]			
Cost of Revenue	525	683	30%
Sales and Marketing	577	716	24%
General and Administrative	1,347	2,279	69%
Total Stock-Based Compensation Expense	**2,449**	**3,678**	**50%**

	2Q22	2Q23
Stock-Based Compensation Line Item Summary[1]		
Cost of Revenue	0%	1%
Sales and Marketing	0%	1%
General and Administrative	1%	2%
Total Stock-Based Compensation Expense	2%	4%

1. Stock-based compensation expense is related to our Incentive Award Plan and our Employee Stock Purchase Plan (ESPP)

17

GLOSSARY AND DEFINITIONS 18 • Active Cumulative Spend - (cumulative lifetime net cash collections)/(year end active subscribers) • Adjusted CFFO - net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation expense plus or minus any non-recurring items. Adjusted CFFO Margin = Adjusted CFFO/ Billings • Adjusted CFFO Margin % - Adjusted CFFO/Billings • ARPU – (trailing 4 quarter billings)/(average number of trailing 4 quarter paid subscribers) • Active Free Subscribers - Free Subscribers who have been engaged with MarketWise marketing efforts in the most recent quarter • Billings - total revenue plus the net change in deferred revenue plus the change in customer credit liability in a given period • Free Subscribers - unique customers who have subscribed to one of our many free investment publications via a valid email address • Revenue - gross subscriptions less refunds plus revenue share income plus other sales • Membership Subscribers – total number of unique subscribers with at least one paid membership subscription at the end of the period • Net Renewal Billings – gross cash renewals and maintenance fees less renewal and maintenance fee refunds processed during the period • Net Upgrade Billings – gross cash receipts from upgrade subscription purchases in lieu of renewals during the period • Renewal Billings – billings recorded from renewal of existing subscriptions that are coming to term end • Paid Subscribers - total number of unique subscribers with at least one paid subscription at the end of the period • Paid Membership Subscribers - total number of unique subscribers with at least one paid membership subscription at the end of the period